                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 20, 2001


                        AMERICA WEST HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                 1-12649                    86-0847214
(State of jurisdiction)   (Commission File No.)            (IRS Employer
                                                          Identification No.)

                           111 West Rio Salado Parkway
                              Tempe, Arizona 85281
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (480) 693-0800

ITEM 7      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (C)   Exhibits

EXHIBIT NO.       DESCRIPTION

99.1 Press release of America West Holdings Corporation dated as of March 20, 2001.

ITEM 9      REGULATION FD DISCLOSURE

      America West Holdings Corporation is furnishing herewith a press release, dated as of March 20, 2001 setting forth certain data regarding America West Airlines, Inc.'s fleet plan, unit costs, operating statistics, fuel and performance statistics.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICA WEST HOLDINGS CORPORATION


Dated:  March 20, 2001                    By:   /s/ W. Douglas Parker
                                                --------------------------------
                                                W. Douglas Parker
                                                Executive Vice President

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1 Press release of America West Holdings Corporation dated as of March 20, 2001